(GRAPHIC)
Invests primarily in Australian and Asian debt securities.

(Icon) Aberdeen Asia-Pacific Income Fund, Inc.

Semi-Annual Report
April 30, 2002

Letter to Shareholders

                                     June 21, 2002
Dear Shareholder,
We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income
Fund, Inc. (the "Fund") for the six months ended April 30, 2002. Included in this report is a review of the Australian and selected
Asian economies and investment markets,
together with an overview of the Fund's
investments prepared by the Investment Manager, Aberdeen Asset Managers (C.I.) Limited.

Net Asset Value Performance
The Fund's net asset value ("NAV") return was 8.4% for the six months ended April 30, 2002, and 7.8% per annum since inception, assuming reinvestment of distributions.

Share Price Performance
The fund's share price rose 10.7% over the six months, from $4.02 on October 31, 2001 to $4.45 on April 30, 2002. The Fund's share price on
April 30, 2002 represented a discount to NAV of 6.7%. This represents a narrowing of the discount to NAV of 13.5% on October 31, 2001.

Asia: 40.2% of Total Assets invested in Asian
Debt Securities
As of April 30, 2002, the Fund held 40.2% of its total assets in Asian debt securities. Of the Fund's total assets, 25.9% were held in Asian Yankee bonds, bringing the Fund's total
US dollar exposure to 27.0%.

Credit Quality: 73.2% of Total Assets Rated or
Deemed Equivalent to A or Better
The Fund's total investments have maintained a high credit quality. As of April 30, 2002, 73.2% of the portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by the Investment Manager to be of equivalent quality.

Distributions
Distributions to common shareholders for the 12 months ended April 30, 2002 totaled 50 cents per share. Based on the share price of $4.45 on April 30, 2002, the cash distribution rate over the 12 months then ended was 11.2%. Since all

2 Aberdeen Asia-Pacific Income Fund, Inc.

distributions are paid after deducting
applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.
On June 19, 2002, the Board of Directors declared a monthly distribution of 3.5 cents per share payable on July 12, 2002 to all shareholders of record as of June 28, 2002.

The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
It is the Board's intention that the monthly distribution of 3.5 cents per share be maintained for 12 months, having begun with the February 2002 distribution payment. This policy is subject to regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in September 2002.

Buy-Back program
On March 19, 2001, the Fund announced the approval of a share buy-back program. Purchases of shares under this program commenced on June
6, 2001, and as of the date of this report, 2,678,600 shares have been repurchased and cancelled.

Shareholders Elect Class II Directors and
Directors to Represent Holders of Preferred
Stock
At the Annual Meeting of Shareholders, Mr.
Howard A. Knight, Mr. P. Gerald Malone, Mr.
Peter D. Sacks and Mr. Brian M. Sherman were elected by the holders of the Fund's common stock as Class II Directors to serve for a three-year term expiring at the 2005 Annual
Meeting of Shareholders. Dr. Anton E. Schrafl and Mr. John T. Sheehy were elected by the holders of the Fund's preferred stock for a one-year term expiring at the 2003 Annual
Meeting of Shareholders.

Fund Investment Policy
The Securities and Exchange Commission has adopted a rule under the Investment Company Act of 1940 regarding fund names. This rule requires funds with names suggesting an investment focus to adopt a policy to invest at least 80% of the fund's
                         Aberdeen Asia-Pacific Income Fund, Inc. 3


Letter to Shareholders (continued)

assets in investments suggested by its name. In order to comply with this rule, the Directors of the Fund adopted the following investment policy, at the June 19, 2002 meeting:

    For as long as the name of the Fund remains
    Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

This policy is consistent with the investment policies of the Fund set forth in the Fund's prospectus, as further amended by shareholders at the Annual Meetings of Shareholders in 1998 and 2001.

For information about the Fund, including
weekly updates of share price, NAV, and details
of distributions, please contact Aberdeen Asset
Management, Investor Relations, by:

- calling toll free on 1-800-522-5465 in the United States,
- emailing InvestorRelations@aberdeen-asset.com, or
- visiting the website at www.aberdeen-asset.us.

For information about the Aberdeen Group, visit the Aberdeen Website at www.aberdeen-asset.com.

Sincerely,

Martin Gilbert
Chairman

All amounts are U.S. dollars unless otherwise stated.

4 Aberdeen Asia-Pacific Income Fund, Inc.

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. However, under the U.S.
Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2001, including the distribution paid on June 7, 2002 are comprised of 21% net investment income and 79% return of paid-in capital.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and on fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2003, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.
                        Aberdeen Asia-Pacific Income Fund, Inc. 5

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's
Dividend Reinvestment and Cash Purchase Plan
("the Plan") which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxed to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case, the Fund will issue additional shares.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.
To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street
Bank & Trust Company, P.O. Box 8200, Boston, MA
02266-8200 or toll free on 1-800-451-6788.

6 Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager

Share Price Performance
On April 30, 2002, the Fund's share price was
$4.45, which represented a discount of 6.7% to the NAV of $4.77. At the date of this report, the share price was $4.84 representing a discount of 5.8% to the NAV of $5.14.

Distributions
The Board reduced the Fund's monthly
distribution from 4.5 cents per share to 3.5 cents per share beginning with the distribution payable on February 8, 2002. The Investment
Manager continues its efforts to reallocate the portfolio toward higher yielding Asian fixed income securities. Further, with the expectation of an improving global economy in mid to late 2002, the Investment Manager anticipates improvement in the value of non-
U.S. dollar currencies. Together, these factors may enhance the Fund's net investment income and ability to realize capital gains. However, there can be no assurance that the Investment
Manager's expectations will be met.

Auction Market Preferred Stock (AMPS)
The Fund's $600 million of AMPS continued to be well bid at the weekly auctions. The average dividend rate paid was 2.09% over the six months ended April 30, 2002, compared with an interest rate of 1.83% for 30-day US commercial paper over the same period. These rates have decreased over the period, due to the lowering of interest rates by the U.S. Federal Reserve in the fourth quarter of 2001. The rates paid to preferred shareholders have decreased further since April 30, 2002 to a level of 2.05% as of the date of this report.

Overall, the Fund's shareholders have enjoyed long-term benefits from leverage to date in the form of an enhanced total return. In the past six months, the impact of AMPS has been positive, largely as a result of the recovery in the Australian dollar and an end to the unilateral strength of the U.S. dollar. In addition, U.S. interest rates and short term rates have remained at historically low levels during the period, opening up a positive yield differential between AMPS funding rates and investment yields. Offsetting these impacts to some extent have been capital losses as bond yields have risen in line with signs of global recovery. Overall, the outlook over the medium-term for investment markets and the portfolio in respect of these factors is
           Aberdeen Asia-Pacific Income Fund, Inc. 7

<PAFE>

Report of the Investment Manager (continued)

considered by the Investment Manager to be favorable, and therefore AMPS are seen as having the potential to continue to enhance total shareholder returns in the medium term.

On September 3, 2001 the Board of Directors resolved to amend the Fund's policies with respect to derivatives to enable the Investment
Manager to use interest rate swaps to hedge up to one third of the Fund's AMPS liabilities.
This gives the investment Manager the
flexibility to lock in historically low U.S.
dollar interest rates with respect to up to one third of the Fund's AMPS. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the AMPS.

The implementation of this strategy will be at the discretion of the Investment Manager.

PORTFOLIO COMPOSITION

Quality of Investments
As of April 30, 2002, 73.2% of the Fund's total assets were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor's Corporation or Moody's
Investors Service, Inc. or, if unrated, was judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities held by the Fund as of April 30, 2002, compared with the previous six and twelve months:

                   AAA/Aaa   AA/Aa   A   BBB/Baa    BB/Ba*   B*
Date                  %        %     %      %         %      %
----------------------------------------------------------------
April 30, 2002      49.3     13.6  10.3   17.6       6.8    2.4
October 31, 2001    51.0     21.2   2.6   19.3       3.5    2.4
April 30, 2001      47.9     24.1   4.0   17.7       4.2    2.1
----------------------------------------------------------------
* Below investment grade

8 Aberdeen Asia-Pacific Income Fund, Inc.

Geographic Composition
The table below shows the geographical
composition (i.e. with Yankees reallocated into
country of issuance) of the Fund's total
investments as of April 30, 2002 compared with
the previous six and twelve months:
----------------------------------------------------------------
                                     Asia
                    Australia   (including NZ)   United States
Date                    %             %                %
April 30, 2002        58.7          40.2              1.1
October 31, 2001      63.5          31.1              5.4
April 30, 2001        66.1          32.1              1.8
----------------------------------------------------------------

Currency Composition
The table below shows the currency composition
of the Fund's total investments as of April 30,
2002, compared with the previous six and twelve
months:
----------------------------------------------------------------------
                 Australian    Asian Currencies
                   Dollar    (including NZ dollar)   US Dollar*  Euro
Date                  %                %                  %        %
April 30, 2002      58.7             14.1               27.0      0.2
October 31, 2001    63.5             12.8               23.7      0.0
April 30, 2001      66.4             15.1               18.5      0.0
----------------------------------------------------------------------
* Includes Asian Yankee Bonds: 25.9% on April 30, 2002, 18.3% on October 31, 2001, 16.7% on April 30, 2001.

Interest Rate Exposure
The table below shows the country composition
of the Fund's total investments as of April 30,
2002, according to interest rate risk compared
with the previous six and twelve months:
----------------------------------------------------------------
                                  Asia
                 Australia   (including NZ)   United States Euro
Date                 %             %                %         %
April 30, 2002     58.7          14.1             27.0       0.2
October 31, 2001   63.5          12.8             23.7       0.0
April 30, 2001     66.4          15.1             18.5       0.0
----------------------------------------------------------------

                       Aberdeen Asia-Pacific Income Fund, Inc. 9

Maturity Composition
On April 30, 2002, the duration of the
portfolio was 4.2 years, compared with 3.6 years on October 31, 2001. The average maturity of the portfolio was 7.3 years, compared with
5.7 years on October 31, 2001. The following table shows the maturity composition of the Fund's portfolio as of April 30, 2002, compared with the previous six and twelve months:

-------------------------------------------------------------------------------
                 Under 3 Years   3 to 5 Years   5 to 10 Years   10 Years & Over
Date                   %              %               %                %
April 30, 2002       27.4           18.3            43.2             11.1
October 31, 2001     36.6           17.6            39.0              6.8
April 30, 2001       41.5           13.1            35.1             10.3
-------------------------------------------------------------------------------

Sectoral Composition

The following shows the sectoral composition of the portfolio as of April 30, 2002:

                         Domestic Currency Bonds              US Dollar Bonds

                                         Asia                  United States
                                      (Including                   (Cash/
                         Australia   New Zealand)    Yankees        Bonds)    Euros
                              %            %            %             %         %
Government*                 19.1          6.1          7.0           0.0       0.0
Semi Government**           20.3          0.6          2.9           0.0       0.0
Government Bank              1.7          0.0          2.6           0.0       0.0
Utility                      2.2          0.3          1.6           0.0       0.0
Supranational                5.2          0.0          0.0           0.0       0.0
Bank/Finance Company***      7.3          6.2          4.2           1.1       0.2
Corporate                    2.9          0.9          7.6           0.0       0.0
-----------------------------------------------------------------------------------

* Includes government guaranteed debt.
** Includes state government guaranteed banks.
*** Includes cash held by the Fund's custodian and repurchase agreements.

10 Aberdeen Asia-Pacific Income Fund, Inc.

Market Review and Outlook


AUSTRALIA

Economy
To date, confidence in Australia's ability to ride out the global recession has been boosted by a number of indicators showing that the economy's consumer spending and housing investment is still strong and the jobs market has enjoyed a tentative recovery. Data released during the period revealed a 1.3% increase in GDP in the fourth quarter of 2001, well above the market consensus expectation of a 0.8% rise. Importantly, a further run down in inventories throughout the period is expected to lead to further solid growth.

The Consumer Price Index rose 0.9% in the first quarter of 2002, in line with market expectations, with the annual pace of inflation easing back to 2.9% from 3.1% in the fourth quarter of 2001. Importantly, there is now a clear moderation in core price pressures, consistent with trends in the fundamental determinants of inflation such as wages growth.
This, together with moderating upstream price pressures, suggests that once the current proliferation of one-off factors boosting prices abates, headline inflation will also decline.

The low level of interest rates means that housing finance for construction and building approvals could remain at relatively high levels for some time. The composition of growth is likely to shift again in 2002 as export growth slows further, impacted by a weaker global economy, while domestic consumption is likely to remain supported by low interest rates and positive real wages growth. Despite the Australian stock market outperforming major global markets in 2001, the domestic outlook is clouded by the timing of a U.S. led economic recovery.

Fixed Income

The benchmark 10-year bond yield rose to 6.08% from 5.23% over the six months ended April 30, 2002. Bank bill yields also rose over the six months, closing at 4.63%.

Currency
Increased certainty on successful global reflation and signs of a global upturn lent support to the Australian dollar during the six-month period. The Investment Manager retains the view that a target of 56 cents against the U.S. dollar is

                    Aberdeen Asia-Pacific Income Fund, Inc. 11 achievable, The widening of the differential between Australian and U.S. interest rates continued, reaching levels not seen since the mid 1990s. This is expected to be a key source of support to the currency in the near term, as will the relative strength of domestic fundamentals. However, there can be no assurance that the Investment Manager's expectations will be met.

The Australian dollar rose over the period, closing at U.S. $0.54 on April 30, 2002.

ASIA
Economies
Increasing signs of a bottoming in the global economic cycle emerged during the six months ended April 30, 2002. Measures of consumer and business confidence in major economies which collapsed post September stabilized and, in some cases, bounced back strongly.

A major factor behind the sharp recovery in sentiment has been much lower interest rates, along with easier fiscal policy by central banks and governments globally. Asian policy makers, in line with the US Federal Reserve, loosened monetary policy in a bid to boost growth in their respective economies.

The financial position of the Asian region has enabled the various markets to weather the economic storm much better than was the case in the 1997/98 Asian financial crisis. This is reflected in the selective credit upgrades which have been taking place.

The best performing economies in the region
(i.e. South Korea, India and China) are less exposed to the global downturn, or have managed to generate stronger internal demand through aggressive policy relaxation. An upswing in global production through the first half of 2002 is expected to prove particularly positive for economies that have suffered most from the downturn, such as Singapore and Taiwan.

12 Aberdeen Asia-Pacific Income Fund, Inc.

At the date of this report, the Investment
Manager has upgraded expected growth forecasts, forecasting an Asia (ex-Japan) GDP growth of 5.1% in 2002, compared with 3.5% in 2001. This reflects an expected earlier turn in the global production and inventory cycle than was forecast in December, 2001.

Domestic Bond and Currency Markets
Philippine bonds posted strong gains on the back of an accommodative monetary policy. South
Korean bonds sold off on worries the Bank of Korea may begin to hike interest rates as inflationary pressures emerge. The yield curve in Thailand steepened as the market began to factor in large amounts of new issuance of longer-dated bonds. South Korea remained the Fund's favored domestic market for investment.

Asian Yankee (US$) Bond Market
Asian Yankees rallied over the six-month period, with high-yield outperforming high-grade by a large margin, as investors continued to favor lower-rated credits in their quest for yield. Moody's upgraded South Korea's debt ratings by two notches, to A3. The Fund increased its holdings of Yankees from 18.3% on October 31, 2001, to 25.9% on April 30, 2002.

    Aberdeen Asia-Pacific Income Fund, Inc. 13

Summary of Key Market Rates

The following table summarizes the movements of
key interest rates and currencies over the last
six and twelve month periods:
----------------------------------------------------------------
                           April 30      October 31     April 30
                             2002           2001          2001
----------------------------------------------------------------
Australia
90 day bank bills            4.63%          4.29%         4.89%
10 year bonds                6.08%          5.23%         5.78%
Australian Dollar       $    0.54      $    0.50    $    0.51

New Zealand
90 day bank bills            5.73%          4.96%         5.84%
10 year bonds                6.72%          6.18%         6.59%
NZ Dollar               $    0.45      $    0.41     $    0.41

South Korea
90 day T-bills               4.53%          4.37%         5.85%
10 year bonds                7.23%          6.85%         7.85%
South Korean Won*         W  1294        W  1290       W  1315

Thailand
90 day deposits              2.00%          2.50%         2.50%
10 year bonds                5.62%          5.55%         5.05%
Thai Baht*               B   43.3       B   44.7      B   45.6

Philippines
90 day T-bills               4.72%         11.07%        10.78%
10 year bonds               13.38%         17.80%        15.81%
Philippine Peso*          P  50.6        P  52.0      P   51.4

Malaysia
90 day T-bills               2.73%          2.73%         3.45%
10 year bonds                4.70%          3.30%         4.50%
Malaysia Ringgit*        R    3.8       R    3.8      R    3.8

Singapore
90 day T-bills               0.78%          0.60%         4.44%
10 year bonds                3.91%          2.97%         4.14%
Singapore Dollar*       S$   1.81      S$   1.82     S$   1.82

US$ Yankee Bonds**
South Korea                  5.52%          5.54%         7.08%
Malaysia                     6.18%          6.57%         7.47%
Philippines                  7.79%         10.19%        10.58%
Hong Kong                    5.93%          5.34%         6.66%
----------------------------------------------------------------
* These currencies are quoted Asian currency per U.S. dollar. The Australian and New
Zealand dollars are quoted U.S. dollars per currency.
** Sovereign issues

Aberdeen Asset Managers (C.I.) Limited
June 2002

14 Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)
April 30, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
LONG-TERM INVESTMENTS--124.1%
AUSTRALIA--75.0%
Government and Semi-Government--52.1%
Commonwealth of Australia--30.6%
A$
              Australia Postal Corporation
   22,000         6.00%,       3/25/09     $    11,540,031
              Commonwealth Bank of Australia
    5,000         6.00%,        8/1/03           2,709,758
    2,800        7.625%,        8/5/03           1,541,488
   12,000         5.25%,       12/1/04           6,384,865
    8,000         6.00%,        9/1/05           4,323,328
   10,000         6.75%,       12/1/07           5,552,489
    4,000         6.25%,       2/10/09           2,142,431
   10,000         6.25%,        9/1/09           5,371,917
              Commonwealth of Australia
   45,000         9.50%,       8/15/03          25,491,069
   40,000         9.00%,       9/15/04          23,169,612
   45,450         7.50%,       7/15/05          25,775,142
   10,000        10.00%,       2/15/06           6,163,351
   50,000         6.75%,      11/15/06          27,974,401
   71,000        10.00%,      10/15/07          45,492,309
   77,000         8.75%,       8/15/08          47,389,710
  108,000         7.50%,       9/15/09          62,980,347
   95,000         5.75%,       6/15/11          49,717,233
   60,000         6.50%,       5/15/13          32,953,597
                                           ---------------
                                               386,673,078
                                           ---------------
New South Wales--4.4%
              New South Wales Treasury Corporation
   20,000        12.60%,        5/1/06          13,277,145
   20,000         8.00%,        3/1/08          11,766,763
   55,000         7.00%,       12/1/10          30,774,794
                                           ---------------
                                                55,818,702
                                           ---------------
Queensland--4.3%
              Queensland Treasury Corporation
   20,000         6.50%,       6/14/05          10,977,456
   15,200         6.00%,       7/14/09           8,062,113
   40,000         6.00%,       6/14/11          20,939,457
   10,000         6.00%,      10/14/15           5,106,858
   17,000         6.00%,       6/14/21           8,560,623
                                           ---------------
                                                53,646,507
                                           ---------------
South Australia--2.5%
              South Australian Financing Authority
   55,000         7.50%,      10/15/07          31,449,589
                                           ---------------
Tasmania--0.5%
A$
              Tasmanian Public Finance Corporation
   10,000         9.00%,      11/15/04     $     5,780,714
                                           ---------------
Victoria--5.9%
              Treasury Corporation of Victoria
   36,000        12.50%,      10/15/03          21,266,752
   10,000         6.00%,      11/15/06           5,385,690
   20,500        10.25%,      11/15/06          12,878,096
   25,000         7.50%,       8/15/08          14,357,016
   40,000         5.50%,       9/15/10          20,320,905
                                           ---------------
                                                74,208,459
                                           ---------------
Western Australia--3.9%
              Western Australia Treasury Corporation
   26,000         8.00%,      10/15/07          15,219,578
   50,000         7.50%,      10/15/09          28,787,323
   10,000         7.00%,       4/15/11           5,588,974
                                           ---------------
                                                49,595,875
                                           ---------------
              Total Australian government
              and semi-government
              (cost $740,529,683)              657,172,924
                                           ---------------
Eurobonds--19.3%
Banking and Finance--10.0%
              ANZ Banking Corporation
   10,000         6.75%,       3/22/12           5,266,973
              Bank Austria AG
   11,278       10.875%,      11/17/04           6,755,183
              BHP Finance Limited
    5,000         6.25%,       8/15/08           2,621,378
              Commonwealth Bank of Australia
   10,000         9.00%,       8/15/05           5,854,676
              Dexia Municipal Agency
   15,000         6.00%,      10/15/07           7,982,812
              Federal National Mortgage Association Global
   52,065        6.375%,       8/15/07          28,263,120
              GE Capital Australia Limited
   45,000         6.25%,       8/15/03          24,374,705
   10,000         6.25%,       4/15/05           5,393,448
   10,000         6.75%,       9/15/07           5,437,182
              Jem Bonds Limited
   10,000         9.00%,       7/15/06           5,938,681
              KFW International Finance
    5,513        9.125%,       7/26/05           3,234,802
              Northern Territory Authority
    8,000         6.50%,       7/15/05           4,240,468

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 15

April 30, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
A$
    5,000        10.03%,    8/9/05     $      3,008,473
   10,000         5.75%,   9/14/07            5,283,564
              Principal Finance Global Fund
   16,650         7.00%,   7/15/05            9,135,804
              Progress Trust
    2,000         6.00%,  10/15/30            1,078,609
              Puma
    5,000         7.47%,   2/21/33            2,732,471
                                       ----------------
                                            126,602,349
                                       ----------------
Semi-Government and Local
Government--6.3%
              New South Wales Treasury Corporation
    7,000        10.50%,   12/7/04            4,173,461
   34,000        12.60%,    5/1/06           22,603,295
    7,000         9.25%,   6/20/06            4,111,617
   40,000         8.00%,    3/1/08           23,455,950
              Queensland Treasury Corporation
   20,000        12.00%,   6/15/05           12,666,444
   20,000         8.00%,   9/14/07           11,711,555
                                       ----------------
                                             78,722,322
                                       ----------------
Supranational Global--3.0%
              EFIC
    2,000        11.00%,  12/29/04            1,207,581
              Eurofima
    8,170        9.875%,   1/17/07            5,062,766
   30,000         6.50%,   8/22/11           16,190,692
              European Investment Bank
   19,000         6.00%,   7/15/05           10,269,790
              Kingdom of Sweden
    8,287        7.875%,   4/23/07            4,776,290
              Quebec Province
    1,500         5.75%,   2/15/06              795,378
                                       ----------------
                                             38,302,497
                                       ----------------
              Total Australian
              eurobonds
              (cost $277,509,590)           243,627,168
                                       ----------------
Corporate Bonds--3.6%
Banking and Finance--0.6%
              DSL Bank
   15,000         6.25%,  11/15/06            8,103,435
                                       ----------------
Floating Rate Notes*--0.0%
              Crusade Trust
      911       4.6133%,   7/10/29              488,514
                                       ----------------
Services--3.0%
A$
              GPT Management Limited
   10,000         6.50%,  10/15/07     $      5,324,237
              ING Office Finance
    4,500         6.25%,   8/19/08            2,395,259
              Melbourne Airport
    2,000         6.75%,   6/15/08            1,083,463
              Telstra Corporation
    2,000         7.80%,   7/17/03            1,104,242
    7,000         8.00%,   9/15/04            3,934,363
   30,000        12.00%,   5/15/06           19,390,126
    2,000         8.75%,   1/15/20            1,265,807
              Westpac Banking Corporation
    5,000         7.00%,    8/2/10            2,696,389
                                       ----------------
                                             37,193,886
                                       ----------------
              Total Australian
              corporate bonds
              (cost $53,578,406)             45,785,835
                                       ----------------
              Total Australian
              long-term investments
              (cost $1,071,617,679)         946,585,927
                                       ----------------
EUROPEAN COMMUNITY--0.3%
Corporate Bonds--0.3%
 EUR
              Oversea - Chinese Banking Corporation
    4,000         7.25%,    9/6/11
              (cost $3,548,626)               3,766,472
                                       ----------------
HONG KONG--0.2%
Corporate Bonds--0.2%
 HKD
              GH Water Supply Holdings Limited
   16,794         8.00%,  12/22/10
              (cost $1,832,847)               1,959,498
                                       ----------------
JAPAN--0.9%
Government Bonds--0.9%
 JPY
              Inchon Metropolitan City
  500,000         3.70%,   4/26/06            4,147,194
              PTT Exploration & Production
  900,000         3.35%,   9/19/07            7,447,427
                                       ----------------
              Total Japan long-term
              investments
              (cost $11,925,954)             11,594,621
                                       ----------------

16 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

April 30, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
KOREA--5.5%
Government Bonds--5.5%
 KRW
              Korea Deposit Insurance Fund Bond
10,000,000        9.99%,  10/23/03     $      8,170,472
19,000,000        8.72%,   3/12/04           15,520,961
2,000,000        15.00%,    7/3/04            1,835,169
              Korea Treasury Bonds
10,000,000        5.88%,    7/6/03            7,759,360
10,000,000        7.70%,   8/16/03            7,930,914
19,170,000        7.15%,   4/11/06           15,096,903
16,674,000        6.91%,   7/18/11           12,646,753
                                       ----------------
              Total Korea long-term
              investments
              (cost $70,585,301)             68,960,532
                                       ----------------
MALAYSIA--1.2%
Government Bonds--0.7%
 MYR
              Malaysia Government Bonds
   17,300         5.00%,   4/15/05            4,784,991
   11,390        6.844%,   10/1/09            3,450,983
                                       ----------------
              Total Malaysia
              government bonds
              (cost $7,649,399)               8,235,974
                                       ----------------
Corporate Bonds--0.5%
              British American Tobacco Corporation
    9,000         7.10%,   11/2/04            2,546,973
              YTL Corporation Berhad
   13,000         8.50%,   6/29/04            3,729,249
                                       ----------------
              Total Malaysia
              corporate bonds
              (cost $6,169,119)               6,276,222
                                       ----------------
              Total Malaysia
              long-term investments
              (cost $13,818,518)             14,512,196
                                       ----------------
PHILIPPINES--0.7%
Government Bonds--0.7%
 PHP
              Philippine Government Bond
  372,800        18.00%,  11/26/08
              (cost $9,090,832)               9,314,651
                                       ----------------
SINGAPORE--1.2%
Government Bonds--1.2%
 SGD
              Singapore Government Bonds
    6,000         4.00%,    2/1/05            3,489,307
   20,872        4.625%,    7/1/10           12,194,583
                                       ----------------
              Total Singapore
              long-term investments
              (cost $15,217,268)       $     15,683,890
                                       ----------------
THAILAND--2.0%
Government Bonds--2.0%
 THB
              Eastern Water Resources
  115,000         9.00%,   7/22/04            2,953,984
              Export-Import Bank of Thailand
   80,000         7.25%,    5/6/04            2,002,190
              Thailand Government Bonds
   34,400         8.25%,  10/14/03              862,215
  185,000         6.25%,   6/15/04            4,597,060
  363,100         8.50%,  10/14/05            9,877,774
   44,000         8.00%,   12/8/06            1,205,932
   68,000         5.60%,    7/7/07            1,696,641
   85,000         8.50%,   12/8/08            2,419,308
                                       ----------------
              Total Thailand
              long-term investments
              (cost $25,882,506)             25,615,104
                                       ----------------
UNITED STATES--37.1%
Yankee Bonds--37.1%
 USD
              AES China Generating Co. Limited
    5,200       10.125%,  12/15/06            4,888,000
              Bangkok Bank Public Company
   12,500         8.75%,   3/15/07           13,468,750
    5,250        9.025%,   3/15/29            5,070,000
              Bangkok Sentral Ng
    4,000         8.60%,   6/15/27            3,397,575
              Cable & Wireless Optus Finance
    5,800         8.00%,   6/22/10            6,453,722
              China Development Bank
    4,000         8.25%,   5/15/09            4,505,240
              China Telecom Limited
    4,000        7.875%,   11/2/04            4,309,773
              Cho Hung Bank
    7,500         6.95%,    1/7/05            8,137,500
    7,000       11.875%,    4/1/10            8,116,875
              CKWB (Cayman Islands) Limited
   14,200        7.625%,    7/5/11           14,400,554
              CLP Power HK Finance
    2,500         6.25%,    5/8/12            2,504,161
              CNOOC Finance Limited
    4,875        6.375%,    3/8/12            4,906,200
              Dao Heng Bank Limited
    4,500         7.75%,   1/24/07            4,793,856

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 17

April 30, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
 USD
              DBS Capital Funding Corporation
    7,000        7.657%,   3/15/11     $      7,247,800
              DBS Group Holdings
    5,000        7.125%,   5/15/11            5,065,000
              Embarc Ireland Limited(a)
    5,500         7.70%,   8/18/03            4,385,150
              Export-Import Bank Korea
    2,000         6.50%,  11/15/06            2,048,600
    6,000         7.10%,   3/15/07            6,337,680
              Flextronics International Limited
    2,500        9.875%,    7/1/10            2,700,000
              GH Water Supply Holdings Limited
    1,900         7.00%,   6/22/08            1,847,372
              Globe Telecom Incorporated
    9,000        13.00%,    8/1/09           10,597,500
    3,250         9.75%,   4/15/12            3,367,975
              Hanvit Bank
    4,000        11.75%,    3/1/10            4,609,904
    3,500        12.75%,    3/1/10            4,126,252
              Hutchison Whampoa International Limited
    6,000         7.00%,   2/16/11            6,161,217
              Hysan Limited
    6,500         7.00%,    2/1/12            6,512,188
              Hyundai Motor Co. Limited
    2,000         7.33%,  12/12/05            2,079,338
              Industrial Finance Corporation
    1,000        7.375%,   1/14/07            1,021,761
              Jardine Strategic Finance Limited
    3,500        6.375%,   11/8/11            3,403,468
              Kia Motors Corporation
    4,000        9.375%,   7/11/06            4,275,336
              Kingdom of Thailand
    2,700         7.07%,   9/30/13            2,533,256
              Korea Development Bank
    8,000        7.125%,   4/22/04            8,452,265
    3,000         5.25%,  11/16/06            2,992,500
              Korea Electric Power Corporation
    9,000         7.75%,    4/1/13            9,588,240
   12,500         7.00%,    2/1/27           12,838,625
              Kowloon Canton Ry Corporation
   18,000         8.00%,   3/15/10           20,111,040
              Kumgang Korea Chemical Co. Limited
    2,000        7.625%,   6/20/08            2,062,358
              LG Caltex Oil Corporation
    5,000         7.50%,   7/15/07            4,973,816
    3,000         7.75%,   7/25/11            3,024,900
              Malaysia
    5,000         8.75%,    6/1/09            5,729,500
   22,000         7.50%,   7/15/11           23,324,620
 USD
              MEI Euro Finance Limited
    4,000        10.00%,   3/19/07     $      3,946,000
              National Power Corporation
    7,000         8.40%,  12/15/16            5,976,901
              Oversea - Chinese Banking Corporation
   13,000         7.75%,    9/6/11           13,275,320
              PCCW-HKTC Capital Limited
    8,000         7.75%,  11/15/11            7,924,096
              People's Republic of China
    1,000         6.80%,   5/23/11            1,056,871
   10,000         9.00%,   1/15/96           10,318,690
              Petroliam Nasional Berhad
    5,000        8.875%,    8/1/04            5,489,263
   15,000         7.75%,   8/15/15           15,920,250
              Philippine Long Distance Telcom
    2,000       10.625%,   5/15/07            2,038,400
    1,000       11.375%,   5/12/12            1,017,500
    1,000         8.35%,    3/6/17              775,608
              Pohang Iron & Steel Corporation
    4,000        7.125%,   11/1/06            4,238,732
              PTT Exploration & Production
    6,500        7.625%,   10/1/06            6,927,750
              Quezon Power (Philippines) Limited
    4,137         8.86%,   6/15/17            3,109,473
              Reliance Industries Limited
    7,250        10.25%,   1/15/97            6,389,657
              Republic of Philippines
    6,000        8.375%,   3/12/09            6,075,000
    2,500        9.875%,   3/16/10            2,709,375
   14,100        9.375%,   1/18/17           14,720,400
    2,000        6.50%*,   12/1/17            1,830,000
   19,350        9.875%,   1/15/19           20,195,053
    3,500         9.50%,  10/21/24            3,787,452
    9,936       10.625%,   3/16/25           10,780,560
              Republic of South Korea
   14,500        8.875%,   4/15/08           16,878,000
              Singapore Telecom
    2,600        6.375%,   12/1/11            2,582,277
              SK Corporation
    3,900         7.50%,   5/31/06            4,117,829
              Telekom Malaysia
    3,000        7.875%,    8/1/25            2,960,700
              Telekomunikasi Selular Finance Limited
    4,000         9.75%,   4/30/07            4,010,000
              Tenaga Nasional Berhad
    7,750        7.625%,    4/1/11            7,533,000
    5,000         7.50%,   11/1/25            4,590,000
   14,000         7.50%,   1/15/96           11,949,000

18 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

April 30, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
 USD
              Thai Farmers Bank PLC
    2,400         8.25%,   8/21/16     $      2,314,080
              Total Access Communication Public
    7,000        8.375%,   11/4/06            6,872,600
                                       ----------------
              Total United States
              long-term investments
              (cost $426,690,137)           468,679,704
                                       ----------------
              Total long-term
              investments
              (cost $1,650,209,668)       1,566,672,595
                                       ----------------
SHORT-TERM INVESTMENTS--19.8%
AUSTRALIA--10.6%
Government and Semi-Government--0.9%
South Australia--0.9%
A$
              South Australian Financing Authority
   20,000        10.00%,   1/15/03
              (cost $17,401,576)             11,111,690
                                       ----------------
Eurobonds--4.9%
Banking and Finance--3.4%
              Banque National de Paris
   14,000         9.00%,   8/13/02            7,599,542
              Federal National Mortgage Association
              Global
   35,000         6.50%,   7/10/02           18,855,495
              GE Capital Australia Limited
   15,000         7.00%,  10/15/02            8,127,558
              National Australia Bank Limited
   10,000         6.25%,  10/15/02            5,402,599
              State Bank of New South Wales
    6,400         9.00%,   9/17/02            3,487,262
                                       ----------------
                                             43,472,456
                                       ----------------
Supranational Global--1.5%
              European Bank of Reconstruction &
              Development
   34,000         9.00%,  10/15/02           18,590,480
                                       ----------------
              Total Australian
              eurobonds
              (cost $76,543,408)             62,062,936
                                       ----------------
Corporate Bonds--0.4%
Asset Backed--0.0%
              FANMAC 25
      216        10.33%,   6/15/02              116,541
                                       ----------------
Services--0.4%
A$
              Telstra Corporation
    8,000        11.50%,  10/15/02     $      4,419,930
                                       ----------------
              Total Australian
              corporate bonds
              (cost $6,249,058)               4,536,471
                                       ----------------
Demand Deposits--4.4%
              Banque National de Paris Demand Deposit
  103,138         4.00%,    5/1/02
              (cost $54,353,228)             55,378,350
                                       ----------------
              Total Australian
              short-term investments
              (cost $154,547,270)           133,089,447
                                       ----------------
KOREA--0.9%
Government Bonds--0.9%
 KRW
              Korea Monetary Stabilization Bond
4,409,000         7.75%,   7/19/02            3,431,664
              Korea Treasury Bonds
10,000,000        7.10%,  11/10/02            7,818,863
                                       ----------------
              Total Korea short-term
              investments
              (cost $11,587,575)             11,250,527
                                       ----------------
MALAYSIA--0.0%
Government Bonds--0.0%
 MYR
              Malaysia Government Bonds
    2,000        4.427%,   3/31/03
              (cost $524,537)                   533,494
                                       ----------------
NEW ZEALAND--0.3%
Demand Deposits--0.3%
 NZD
              New Zealand Call Deposit
    7,441         4.00%,    5/1/02
              (cost $3,345,220)               3,329,904
                                       ----------------
SINGAPORE--0.1%
Government Bonds--0.1%
 SGD
              Singapore Government Bonds
    1,200         3.00%,   11/1/02
              (cost $692,132)                   669,612
                                       ----------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 19

April 30, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
Corporate Bonds--0.0%
 SGD
              General Motors Acceptance Corporation
    1,000         3.95%,       4/25/03
              (cost $580,136)              $       559,393
                                           ---------------
              Total Singapore short-term
              investments
              (cost $1,272,268)                  1,229,005
                                           ---------------
THAILAND--0.2%
Corporate Bonds--0.2%
 THB
              Advance Information Services PLC
   96,000         6.25%,       3/31/03
              (cost $2,533,260)                  2,284,909
                                           ---------------
UNITED STATES--7.7%
Yankee Bonds--1.2%
 USD
              Embarc Ireland
    6,900         7.01%,    6/28/02(b)           5,454,472
              Industrial Bank of Korea
    4,000        8.375%,       9/30/02           4,082,373
              Republic of South Korea
    5,500         8.75%,       4/15/03           5,809,375
                                           ---------------
              Total United States yankee
              bonds
              (cost $15,726,622)                15,346,220
                                           ---------------
Repurchase Agreement--6.5%
 USD
   82,116     State Street Bank & Trust
              Company 1.77% due 5/1/02 in
              the amount of $82,119,982
              (cost $82,116,000;
              collateralized by United
              States Treasury Bond 5.625%
              due 5/15/08; value
              including accrued interest
              -$83,766,800)                $    82,116,000
                                           ---------------
              Total United States
              short-term investments
              (cost $97,842,622)                97,462,220
                                           ---------------
              Total short-term
              investments
              (cost $271,652,752)              249,179,506
                                           ---------------

--------------------------------------------------------------------------------

Total Investments--143.9% (cost $1,921,862,420)                               1,815,852,101
Other assets in excess of liabilities--3.6%                                      46,457,159
Liquidation value of preferred stock--(47.5%)                                  (600,000,000)
------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders--100%                          $ 1,262,309,260
------------------------------------------------------------------------------------------
Net asset value per common share ($1,262,309,260 / 264,698,700 shares of
common stock issued and outstanding)                                                  $4.77
------------------------------------------------------------------------------------------

------------------------------
 * The interest rate reflected for floating rate notes is the rate in effect at April 30, 2002.
** Portfolio securities are listed in currency in which they are traded. A$--Australian dollar
EUR--Euro
HKD--Hong Kong Dollar
JPY--Japanese Yen
KRW--South Korean Won
MYR--Malaysian Ringgit
NZD--New Zealand dollar
PHP--Philippine peso
SGD--Singapore dollar
THB--Thailand Baht
USD--United States dollar
(a) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean won.
(b) Value of security is linked to the value of Korea Development Bank 7.01%, 6/2/02 and the movement of the South Korean won.
20 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
April 30, 2002

Assets
Investments, at value (cost $1,921,862,420)...............   $1,815,852,101
Foreign currency, at value (cost $25,272,180).............       26,408,726
Cash......................................................        9,144,984
Interest receivable.......................................       30,476,112
Unrealized appreciation on interest rate and currency
  swaps...................................................        2,810,247
Unrealized appreciation on forward currency contracts.....          546,760
Other assets..............................................          255,374
                                                             --------------
    Total assets..........................................    1,885,494,304
                                                             --------------
Liabilities
Payable for investments purchased.........................        9,634,369
Dividends payable-common stock............................        9,264,454
Withholding taxes payable.................................        1,439,070
Accrued expenses and other liabilities....................        1,190,369
Investment management fee payable.........................          790,029
Dividends payable-preferred stock.........................          712,013
Administration fee payable................................          154,740
                                                             --------------
    Total liabilities.....................................       23,185,044
                                                             --------------
Preferred stock ($.01 par value per share and $25,000
  liquidation value per share applicable to 24,000 shares;
  Note 5).................................................      600,000,000
                                                             --------------
Net Assets Applicable to Common Shareholders..............   $1,262,309,260
                                                             --------------
                                                             --------------
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share, applicable to 264,698,700
      shares).............................................   $    2,646,987
    Paid-in capital in excess of par......................    1,889,417,415
                                                             --------------
                                                              1,892,064,402
  Distributions in excess of net investment income........      (80,598,479)
  Accumulated net realized loss on investments............         (887,366)
  Net unrealized appreciation on investments..............       14,886,857
  Accumulated net realized and unrealized foreign exchange
    losses................................................     (563,156,154)
                                                             --------------
Net Assets Applicable to Common Shareholders..............   $1,262,309,260
                                                             --------------
                                                             --------------
Net asset value per common share: ($1,262,309,260 /
  264,698,700 shares of common stock issued and
  outstanding)............................................            $4.77
                                                             --------------
                                                             --------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 21

Statement of Operations (unaudited)
Six Months Ended April 30, 2002

Net Investment Income
Income
  Interest (net of foreign withholding taxes of
    $2,909,147)......................................      $ 63,828,932
                                                        ------------------
Expenses
  Investment management fee..........................         4,935,300
  Administration fee.................................         1,122,976
  Custodian's fees and expenses......................         1,050,000
  Auction agent's fees and broker commissions........           800,000
  Reports to shareholders............................           375,000
  Directors' fees and expenses.......................           308,000
  Transfer agent's fees and expenses.................           225,000
  Legal fees and expenses............................           225,000
  Insurance expense..................................           147,000
  Independent accountant's fees and expenses.........            90,000
  Investor relations fees and expenses...............            88,000
  Miscellaneous......................................            45,493
                                                        ------------------
  Total operating expenses...........................         9,411,769
                                                        ------------------
Net investment income................................        54,417,163
                                                        ------------------
Realized and Unrealized Gains (Losses) on Investments
and Foreign Currencies
Net realized gain on:
  Investment transactions............................           369,343
                                                        ------------------
Net change in unrealized appreciation (depreciation)
  on:
  Investments........................................       (57,675,488)
  Interest rate and currency swaps...................         1,832,109
                                                        ------------------
                                                            (55,843,379)
                                                        ------------------
Net loss on investments..............................       (55,474,036)
                                                        ------------------
Net decrease in total net assets from operations
  before net foreign exchange gains..................        (1,056,873)
Net realized and unrealized foreign exchange gains...        97,106,203
Dividends on Preferred Stock.........................        (6,207,876)
                                                        ------------------
Net Increase In Net Assets Applicable to Common
Shareholders Resulting From Operations...............      $ 89,841,454
                                                        ------------------
                                                        ------------------

22 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Statement of Cash Flows (unaudited)
Six Months Ended April 30, 2002

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows used for operating activities
  Interest received (excluding premium amortization
    of $4,401,239)...................................     $   69,778,265
  Expenses paid......................................         (9,610,957)
  Proceeds from sales of short-term portfolio
    investments, net.................................        109,923,115
  Purchases of long-term portfolio investments.......       (282,629,667)
  Proceeds from sales of long-term portfolio
    investments......................................        280,478,100
  Dividends and distributions paid to preferred
    shareholders.....................................         (6,354,180)
  Other..............................................            166,517
                                                        ------------------
    Net cash provided from operating activities......        161,751,193
                                                        ------------------
Cash flows used for financing activities
  Dividends and distributions paid to common
    shareholders.....................................        (63,811,310)
  Cost of Fund shares reacquired in repurchase
    program..........................................         (8,302,899)
                                                        ------------------
    Net cash used for financing activities...........        (72,114,209)
                                                        ------------------
Effect of changes in exchange rate...................        (64,289,512)
                                                        ------------------
Net increase in cash.................................         25,347,472
  Cash at beginning of period........................         10,206,238
                                                        ------------------
  Cash at end of period..............................     $   35,553,710
                                                        ------------------
                                                        ------------------
Reconciliation of Net Increase in Total Net Assets
from Operations to Net Cash (Including Foreign
Currency) Provided From Operating Activities
Net increase in total net assets resulting from
  operations.........................................     $   89,841,454
                                                        ------------------
  Decrease in investments............................        110,850,755
  Net realized gain on investment transactions.......           (369,343)
  Increase in unrealized appreciation on forward
  currency contracts.................................           (323,996)
  Net change in unrealized appreciation on
    investments......................................         55,843,379
  Net realized and unrealized foreign exchange
    gains............................................        (97,106,203)
  Decrease in interest receivable....................          1,611,806
  Net decrease in other assets.......................            166,517
  Increase in payable for investments purchased......          7,853,904
  Decrease in accrued expenses and other
    liabilities......................................           (262,900)
  Dividends and distributions paid to preferred
    shareholders.....................................         (6,354,180)
                                                        ------------------
    Total adjustments................................         71,909,739
                                                        ------------------
Net cash provided from operating activities..........     $  161,751,193
                                                        ------------------
                                                        ------------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 23

Statement of Changes in Net Assets (unaudited)

                                        Six Months               Year
                                          Ended                 Ended
                                      April 30, 2002       October 31, 2001
                                    ------------------    ------------------
Increase (Decrease) in Net Assets
Operations
  Net investment income..........     $   54,417,163        $  139,812,296
  Net realized gains on
    investment transactions......            369,343             3,740,038
  Net change in unrealized
    appreciation (depreciation)
    on investments...............        (55,843,379)           68,418,255
                                    ------------------    ------------------
  Net increase/decrease in total
    net assets resulting from
    operations before net foreign
    exchange gains (losses)......         (1,056,873)          211,970,589
  Net realized and unrealized
    foreign exchange gains
    (losses).....................         97,106,203           (73,152,895)
  Dividends on Preferred Stock...         (6,207,876)          (29,663,738)
                                    ------------------    ------------------
Net increase in total net assets
  resulting from operations......         89,841,454           109,153,956
                                    ------------------    ------------------
Dividends from net investment
  income
  Common shares..................        (61,070,592)          (58,797,328)
                                    ------------------    ------------------
Tax return of capital
  distribution...................                 --           (85,450,731)
                                    ------------------    ------------------
Cost of Fund shares reacquired in
  repurchase program (2,082,900
  and 595,700 shares,
  respectively)..................         (8,302,899)           (2,412,750)
                                    ------------------    ------------------
Total increase (decrease) in net
  assets applicable to common
  shareholders...................         20,467,963           (37,506,853)
Total Net Assets Applicable to
  Common Shareholders
Beginning of period(a)...........      1,241,841,297         1,279,348,150
                                    ------------------    ------------------
End of period....................     $1,262,309,260        $1,241,841,297
                                    ------------------    ------------------
                                    ------------------    ------------------
(a) Amounts have been restated to conform to new requirements under generally accepted accounting principles.

24 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

Aberdeen Asia-Pacific Income Fund, Inc. (the 'Fund') was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Asian debt securities and Australian debt securities. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America, using the United States dollar as both the functional and reporting currency.

Security Valuation:
Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading brokers in the relevant debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements:
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
                                      Aberdeen Asia-Pacific Income Fund, Inc. 25

Foreign Currency Translation:
Australian dollar ('A$'), New Zealand dollar ('NZD') and Asian currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the exchange rates at the end of the reporting periods;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.
The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at April 30, 2002. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.

Net realized and unrealized foreign exchange gains include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains shown in the composition of net assets at April 30, 2002 represent foreign exchange gains for book purposes that have not yet been recognized for tax purposes.


Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rate at April 30, 2002 was US$.54 to A$1.00 for the Australian dollar.

Securities Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term
26 Aberdeen Asia-Pacific Income Fund, Inc.

securities are accreted over the life of the security. Original issue discount is accreted over the life of the security based upon the effective yield. Market discounts on long-term securities are recognized upon disposition. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from those estimates.
Changes in Accounting Principles:

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities for financial statement reporting purposes. This change had no impact on the net asset value of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts of amortization that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting the accounting principle does not affect the Fund's net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The cumulative adjustment upon adoption resulted in an increase to distributions in excess of net investment income and an increase to unrealized appreciation on investments of $53,370,903. Because the Fund determines its required distributions under Federal income tax laws, adoption of this principle does not affect the amount or composition of distributions paid to shareholders.
In July 2001, a Securities and Exchange Commission staff announcement, Emerging Issues Task Force Discussion ('EITF D-98'), Classification and Measurement of Redeemable Securities, was issued providing new guidance related to the presentation of preferred shares in financial statements. EITF D-98 is required to be applied beginning with fiscal quarters ending after December 15, 2001 on a retroactive basis, by restating the prior year's financial statements. In accordance with the announcement, the Fund has presented its preferred shares outside of net assets and has presented dividends to preferred shareholders (on such preferred shares) in the net change in net assets attributable to common shareholders resulting from operations for all periods presented. Therefore, beginning net assets attributable to common shareholders have been restated and dividend activity related to preferred shares has been reclassified from the capital activity in the statements of changes in net assets and the financial highlights to operating activity. The application of EITF
                                      Aberdeen Asia-Pacific Income Fund, Inc. 27

D-98 related entirely to presentation and had no impact on net asset value or the allocation of net income or capital gains or losses to common shareholders.

Forward Currency Contracts:
A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:
A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund when the contract expires or is closed, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
28 Aberdeen Asia-Pacific Income Fund, Inc.

Securities Lending:
The Fund's investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to 15% of the Fund's total assets when it deems advisable. Pursuant to a securities lending agreement ('Agreement') between the Fund and State Street Bank and Trust Company ('State Street'), any loans made under the Agreement must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other hiqh-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. A proposed amendment to the Agreement provides that the cash collateral may be invested in State Street Navigator Securities Lending Trust, an affiliate of State Street, and proceeds from this investment would be divided 70% as to the Fund and 30% as to State Street.

The Agreement also provides that the Fund may terminate the loans at any time and obtain the return of the securities, and that the Fund will continue to receive any interest or dividends obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of right in the collateral should the borrower become insolvent. However, under the proposed amendment to the Agreement, State Street will indemnify the Fund in the case of borrower default.

Interest Rate and Currency Swap:
An interest rate and currency swap is an agreement between two parties which involves exchanging principal and fixed rate interest payments in one currency for principal and fixed rate interest payments in another currency for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of interest payments between the parties.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
                                      Aberdeen Asia-Pacific Income Fund, Inc. 29

The Fund is exposed to credit loss in the event of non-performance by the other party to the currency rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Dividends and Distributions:
It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.

Taxes:
For federal income and excise tax purposes, the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars or Asian country currencies are recognized for tax purposes. No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The chart below summarizes the withholding tax rates in effect on interest income at the period end.

                                            Withholding
                         Country              Tax Rate
                   -------------------------------------
                   Australia                     10%
                   Japan                         10
                   Korea                         12
                   Malaysia                      30
                   New Zealand                   10
30 Aberdeen Asia-Pacific Income Fund, Inc.

                                            Withholding
                         Country              Tax Rate
                   -------------------------------------
                   Philippines                   15%
                   Singapore                     30
                   Thailand                      10

Cash Flow Information:
The Fund invests in securities and makes distributions to common shareholders from net investment income and net realized gains from investment and currency transactions, and to the extent necessary, from return of paid-in capital. These distributions are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Note 2. Agreements
Aberdeen Asset Managers (C.I.) Limited (the 'Investment Manager') serves as investment manager to the Fund and Aberdeen Asset Management Limited (the 'Investment Adviser') serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively, each dated December 22, 2000. The Investment Manager and the Investment Adviser are wholly owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $2,137,975 to the Investment Adviser during the period ended April 30, 2002.
                                      Aberdeen Asia-Pacific Income Fund, Inc. 31

Prudential Investments LLC (formerly known as Prudential Investments Fund Management LLC) (the 'Administrator') serves as administrator to the Fund pursuant to an agreement dated December 9, 1988. The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the six months, the Administrator remitted $120,000 to the Investment Manager for certain compliance related administrative services provided.

Under terms of an Investor Relations Services Agreement, Aberdeen Asset Management ('Aberdeen'), a wholly owned subsidiary of the Investment Manager, serves as the Fund's investor relations services provider. This agreement provides Aberdeen with a monthly retainer fee of $10,000 plus out-of-pocket expenses. During the six months ended April 30, 2002, the Fund incurred fees of approximately $60,000 for the services of Aberdeen. As of April 30, 2002, $10,000 of this amount was due to Aberdeen. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 aggregated $348,280,447 and $280,478,100, respectively.

The Fund entered into two interest rate and foreign currency swaps on February 16, 1999. Under the terms of the first swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Under the terms of the second swap, the Fund receives interest at a rate of 13.05% based on a notional amount of THB290,920,192 and pays interest at a rate of 3.35% based on a notional amount of JPY900,000,000. Net receipts or payments of such amounts are exchanged semi-annually. At April 30, 2002 the unrealized appreciation on currency swaps was $2,892,540. The swaps are scheduled to terminate on April 26, 2006.

The Fund entered into an interest rate swap agreement on September 1, 2000. Under the terms of the agreement, the Fund receives a floating rate of interest based on a notional value of SGD 4,000,000 and pays interest at a fixed rate of 4.835%

32 Aberdeen Asia-Pacific Income Fund, Inc.

based on a notional value of SGD 4,000,000. Net receipts of payments of such amounts are exchanged semi-annually. At April 30, 2002 the unrealized depreciation on this interest rate swap was $150,121. The swap is scheduled to terminate on September 6, 2010.

Net interest income of $426,341 on interest rate and currency swaps during the period is included in interest income in the Statement of Operations.
At April 30, 2002 the Fund had outstanding forward currency contracts to buy and sell foreign currency as follows:

                                Value at
     Foreign Currency          Settlement        Current
       Sale Contract         Date Receivable      Value       Appreciation
---------------------------  ---------------   -----------   --------------
Thailand Baht
  settlement date 6/18/02      $ 7,100,000     $ 7,099,935      $     65
                             ---------------   -----------   --------------
                             ---------------   -----------   --------------

                                Value at
     Foreign Currency          Settlement        Current
     Purchase Contract        Date Payable        Value       Appreciation
---------------------------  ---------------   -----------   --------------
Indian Rupee
  settlement date 5/6/02       $ 6,867,000     $ 6,928,729      $ 61,729
Philippine Peso
  settlement date 5/23/02        3,660,000       3,698,291        38,291
  settlement date 6/26/02        6,306,264       6,381,893        75,629
  settlement date 7/29/02       10,400,000      10,429,525        29,525
South Korean Won
  settlement date 6/28/02       16,700,000      16,780,326        80,326
  settlement date 7/9/02         6,500,000       6,745,578       245,578
Taiwan Dollar
  settlement date 7/25/02        7,500,000       7,501,081         1,081
Thailand Baht
  settlement date 6/18/02        7,100,000       7,109,779         9,779
Yuan Renminbi
  settlement date 7/24/02        3,680,000       3,684,757         4,757
                             ---------------   -----------   --------------
                               $68,713,264     $69,259,959      $546,695
                             ---------------   -----------   --------------
                             ---------------   -----------   --------------

                                      Aberdeen Asia-Pacific Income Fund, Inc. 33

Note 4. Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of April 30, 2002 were as follows:

                                                         Net
  Tax Basis                                           Unrealized
of Investments     Appreciation     Depreciation     Depreciation
--------------     ------------     ------------     ------------
$1,818,513,877     $41,121,460      $(43,783,236)    $(2,661,776)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and methodologies governing currency conversion.

Note 5. Capital
There are 400 million shares of common stock authorized. At April 30, 2002, there were 264,698,700 common shares issued and outstanding.

The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ('Preferred Stock') outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.

Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 2.7% to 1.7% during the six months ended April 30, 2002. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.
34 Aberdeen Asia-Pacific Income Fund, Inc.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. Through April 30, 2002, there had been 2,678,600 shares repurchased and cancelled under this program.
Note 6. Dividends and Distributions

On May 13, 2002 and June 19, 2002, the Board of Directors declared a monthly distribution of 3.5 cents per share payable on June 7, 2002 and July 12, 2002 to all shareholders of record as of May 31, 2002 and June 28, 2002 (ex-dividend dates May 29, 2002 and June 26, 2002, respectively).

Subsequent to April 30, 2002, dividends and distributions declared and paid on Preferred Stock totaled approximately $1,053,210 for the nine outstanding preferred share series in the aggregate through June 21, 2002.
                                      Aberdeen Asia-Pacific Income Fund, Inc. 35

Financial Highlights (unaudited)

                                                                  Six Months
                                                                    Ended
                                                                April 30, 2002
                                                              ------------------
PER SHARE OPERATING PERFORMANCE*:
Net asset value per common share, beginning of period......      $       4.65
                                                                   ----------
Net investment income......................................               .20
Net realized and unrealized gain (loss) on investments and
  foreign currencies.......................................               .16
                                                                   ----------
 Total from investment operations..........................               .36
                                                                   ----------
Dividends from net investment income to preferred
  shareholders.............................................              (.02)
Dividends from net investment income to common
  shareholders.............................................              (.22)
Tax return of capital distribution.........................                --
Distributions from net capital and currency gains to
  preferred shareholders...................................                --
Distributions from net capital and currency gains to common
  shareholders.............................................                --
                                                                   ----------
 Total dividends and distributions.........................              (.24)
                                                                   ----------
Capital reduction with respect to issuance of shares.......                --
Increase resulting from Fund share repurchase..............                --PoundPound
                                                                   ----------
Net asset value per common share, end of period............      $       4.77
                                                                   ----------
                                                                   ----------
Market price per common share, end of period...............      $       4.45
                                                                   ----------
                                                                   ----------
TOTAL INVESTMENT RETURN BASED OND:
Market value...............................................             17.02%
Net asset value............................................              8.44%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATAPound:
ExpensesDD.................................................              1.53%
Net investment income available to common shareholders.....              7.85%
Portfolio turnover rate....................................                18%
Net assets of common shareholders, end of period (000
  omitted).................................................      $  1,262,309
Average net assets of common shareholders (000 omitted)....      $  1,237,975
Senior securities (preferred stock) outstanding (000
  omitted).................................................      $    600,000
Asset coverage of preferred stock at period-end............               312%

------------------------------
     * Calculated based upon average shares outstanding during the period.
     D Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the
       Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
    DD Includes expenses of both preferred and common stock.
 Pound Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are 1.03%, 1.03%, .98%, .95%, .95% and .94%, respectively. Ratios to average net assets of net investment income before preferred stock dividends are 8.86%,
       10.76%, 10.52%, 9.79%, 10.72% and 9.17%, respectively. Ratios to average net assets of preferred stock dividends are 1.01%, 2.28%, 2.30%, 1.45%, 2.21% and 1.78%, respectively.
PoundPound Less than $0.005 per share.

36 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

                          Year Ended October 31,
---------------------------------------------------------------------------
   2001            2000            1999            1998            1997
-----------     -----------     -----------     -----------     -----------
$      4.78     $      6.20     $      7.33     $      8.85     $      9.93
-----------     -----------     -----------     -----------     -----------
        .53             .60             .67             .82             .87
       (.01)          (1.28)           (.35)          (1.45)           (.96)
-----------     -----------     -----------     -----------     -----------
        .52            (.68)            .32            (.63)           (.09)
-----------     -----------     -----------     -----------     -----------
       (.11)           (.13)           (.10)           (.17)           (.17)
       (.22)           (.39)           (.63)           (.51)           (.82)
       (.32)           (.21)             --              --              --
         --            (.01)           (.02)             --              --
         --              --            (.09)           (.21)             --
-----------     -----------     -----------     -----------     -----------
       (.65)           (.74)           (.84)           (.89)           (.99)
-----------     -----------     -----------     -----------     -----------
         --              --            (.61)             --              --
         --    dPound          --          --            --              --
-----------     -----------     -----------     -----------     -----------
$      4.65     $      4.78     $      6.20     $      7.33     $      8.85
-----------     -----------     -----------     -----------     -----------
-----------     -----------     -----------     -----------     -----------
$      4.02     $      3.86     $      6.00     $     5.625     $     8.125
-----------     -----------     -----------     -----------     -----------
-----------     -----------     -----------     -----------     -----------
      18.74%         (26.73)%         20.96%         (23.19)%         (0.42)%
      10.91%         (12.19)%         (5.15)%         (8.10)%         (2.37)%
       1.51%           1.36%           1.26%           1.47%           1.25%
       8.48%           8.22%           8.34%           8.51%           7.39%
         47%             64%             89%             61%             85%
$ 1,241,841     $ 1,279,346     $ 1,657,365     $ 1,428,142     $ 1,723,025
$ 1,299,044     $ 1,530,638     $ 1,775,894     $ 1,485,690     $ 1,848,378
$   600,000     $   600,000     $   600,000     $   600,000     $   600,000
        308%            316%            376%            338%            387%

 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 37

Supplemental Proxy Information (unaudited)

The Annual Meeting of Shareholders of Aberdeen Asia-Pacific Income Fund, Inc. was held on March 21, 2002 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)        To elect four Directors to serve as Class II Directors for a three-year term expiring in 2005:
           - Howard A. Knight
           - P. Gerald Malone
           - Peter D. Sacks
           - Brian M. Sherman
           To elect two directors to represent the interests of the holders of pre-
(2)
           ferred stock for the ensuing year:
           - Dr. Anton E. Schrafl
           - John T. Sheehy
           Directors whose term of office continued beyond this meeting are as follows: Anthony E. Aaronson, David L. Elsum, Martin J. Gilbert, Beverly
           Hendry, Neville J. Miles, Peter J. O'Connell and William J. Potter.

The results of the proxy solicitation on the above matters were as follows:

(1)        Election of Class I Directors:
                 Director            Votes for       Votes Withheld
           --------------------    -------------     --------------
           Howard A. Knight         226,663,495         9,825,243
           P. Gerald Malone         226,672,755         9,815,983
           Peter D. Sacks           226,791,926         9,696,812
           Brian M. Sherman         226,687,875         9,800,864

(2)        Election of Preferred Directors:

                 Director            Votes for       Votes Withheld
           --------------------    -------------     --------------
           Dr. Anton E. Schrafl          19,334                67
           John T. Sheehy                19,334                67

38 Aberdeen Asia Pacific Income Fund, Inc.

Other Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan.--Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank & Trust Co. (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.

In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.
                                      Aberdeen Asia Pacific Income Fund, Inc. 39

The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund. Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

40 Aberdeen Asia Pacific Income Fund, Inc.

                      This page inentionally left blank

                      This page inentionally left blank

Directors                          Officers

Martin J. Gilbert, Chairman        Hugh Young, President
Anthony E. Aaronson                Michael Karagianis, Vice President
David L. Elsum                     Christian Pittard, Treasurer and
Beverley Hendry                      Assistant Secretary
Howard A. Knight                   Roy M. Randall, Secretary
P. Gerald Malone                   James Blair, Assistant Vice President
Neville J. Miles                   Beverley Hendry, Assistant Treasurer
Peter J. O'Connell                 Timothy Sullivan, Assistant Treasurer
William J. Potter                  Simon Bignell, Assistant Treasurer
Peter D. Sacks                     Jack R. Benintende, Assistant Treasurer
Anton E. Schrafl                   Allan S. Mostoff, Assistant Secretary
John T. Sheehy                     Margaret A. Bancroft, Assistant Secretary
Brian M. Sherman                   Sander M. Bieber, Assistant Secretary

The accompanying Financial Statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed thereon.

This report, including the Financial Statements herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with
Section 23(c) of the Investment Company Act of
1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.
                    Aberdeen Asia Pacific Income Fund, Inc.

Corporate Information

Investment Manager           Aberdeen Asset Managers (C.I.) Limited
                             P.O. Box 578, 17 Bond Street
                             St. Helier, Jersey JE45XB Channel Islands

Investment Advisor           Aberdeen Asset Management Limited
                             Level 6, 201 Kent Street
                             Sydney, NSW 2000, Australia

Administrator                Prudential Investments LLC
                             Gateway Center 3
                             100 Mulberry Street
                             Newark, NJ 07102-4077

Custodian & Transfer Agent   State Street Bank and Trust Company
                             One Heritage Drive
                             North Quincy, MA 02171

Auction Agent                Deutsche Bank
                             Four Albany Street
                             New York, NY 10006

Independent Accountants      PricewaterhouseCoopers LLP
                             1177 Avenue of the Americas
                             New York, NY 10036

Legal Counsel                Dechert
                             1775 Eye Street, N.W.
                             Washington, DC 20006

                             Stikeman Elliott
                             Level 40, Chifley Tower
                             Two Chifley Square
                             Sydney, NSW 2000, Australia

Investor Relations           Aberdeen Asset Management
                             45 Broadway, 31st Floor
                             New York, NY 10006
                             (800) 522-5465 or (212) 968-8800
                             or e-mail us at:
                             InvestorRelations@aberdeen-asset.com

                           (LOGO)
                         Aberdeen
                      ASSET MANAGERS

           Aberdeen Asset Managers (C.I.) Limited

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol "FAX". Information about the Fund's net aset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

                           003009107